AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	At June 30,
(Dollars in thousands, except par value)	2025	2024
ASSETS
Cash and cash equivalents	$1,933,845	$1,979,979
Restricted cash	242,509	205,797
Total cash, cash equivalents and restricted cash	2,176,354	2,185,776
Trading securities	649	353
Available-for-sale securities	66,008	141,611
Stock of regulatory agencies	35,163	21,957
Loans held for sale, carried at fair value	10,012	16,482
Loans—net of allowance for credit losses of $290,049 as of June 30, 2025 and $260,542 as of June 30, 2024	21,049,610	19,231,385
Servicing rights, carried at fair value	27,218	28,924
Securities borrowed	139,396	67,212
Customer, broker-dealer and clearing receivables	252,720	240,028
Goodwill and other intangible assets—net	134,502	141,769
Other assets	891,446	779,837
TOTAL ASSETS	$24,783,078	$22,855,334

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$3,040,696	$2,975,631
Interest bearing	17,788,847	16,383,586
Total deposits	20,829,543	19,359,217
Advances from the Federal Home Loan Bank	60,000	90,000
Borrowings, subordinated notes and debentures	312,671	325,679
Securities loaned	139,426	74,177
Customer, broker-dealer and clearing payables	350,606	301,127
Accounts payable and other liabilities	410,155	414,538
Total liabilities	22,102,401	20,564,738
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock—$0.01 par value; 150,000,000 shares authorized, 71,101,642 shares issued and 56,483,617 shares outstanding as of June 30, 2025; 70,221,632 shares issued and 56,894,565 shares outstanding as of June 30, 2024	711	702
Additional paid-in capital	548,895	510,232
Accumulated other comprehensive income (loss)—net of income tax	348	(2,466)
Retained earnings	2,618,525	2,185,617
Treasury stock, at cost; 14,618,025 shares as of June 30, 2025 and 13,327,067 shares as of June 30, 2024	(487,802)	(403,489)
Total stockholders’ equity	2,680,677	2,290,596
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$24,783,078	$22,855,334

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
	June 30,
(Dollars in thousands, except earnings per common share)	2025	2024
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$410,910	$409,466
Securities borrowed and customer receivables	6,699	6,244
Investments and other	24,804	37,718
Total interest and dividend income	442,413	453,428
INTEREST EXPENSE:
Deposits	156,931	187,542
Advances from the Federal Home Loan Bank	310	1,293
Securities loaned	477	379
Other borrowings	4,534	4,152
Total interest expense	162,252	193,366
Net interest income	280,161	260,062
Provision for credit losses	14,997	6,000
Net interest income, after provision for credit losses	265,164	254,062
NON-INTEREST INCOME:
Broker-dealer fee income	11,013	11,053
Advisory fee income	7,747	7,649
Banking and service fees	9,515	8,436
Mortgage banking and servicing rights income	12,855	3,189
Prepayment penalty fee income	155	534
Total non-interest income	41,285	30,861
NON-INTEREST EXPENSE:
Salaries and related costs	74,888	68,760
Data and operational processing	20,358	16,717
Depreciation and amortization	7,691	7,499
Advertising and promotional	11,025	12,346
Professional services	10,362	11,672
Occupancy and equipment	4,536	4,603
FDIC and regulatory fees	6,990	6,930
Broker-dealer clearing charges	4,282	3,841
General and administrative expense	10,520	8,167
Total non-interest expense	150,652	140,535
INCOME BEFORE INCOME TAXES	155,797	144,388
INCOME TAXES	45,122	39,516
NET INCOME	$110,675	$104,872
Basic earnings per common share	$1.96	$1.84
Diluted earnings per common share	$1.92	$1.80

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per common share)	2025	2024	2023
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$1,654,784	$1,499,572	$1,048,874
Securities borrowed and customer receivables	25,492	22,407	18,657
Investments and other	135,189	133,628	89,607
Total interest and dividend income	1,815,465	1,655,607	1,157,138
INTEREST EXPENSE:
Deposits	667,753	670,570	339,481
Advances from the Federal Home Loan Bank	1,652	3,087	12,644
Securities loaned	1,830	2,214	3,673
Other borrowings	16,458	18,307	18,219
Total interest expense	687,693	694,178	374,017
Net interest income	1,127,772	961,429	783,121
Provision for credit losses	55,745	32,500	24,250
Net interest income, after provision for credit losses	1,072,027	928,929	758,871
NON-INTEREST INCOME:
Broker-dealer fee income	45,233	48,136	46,503
Advisory fee income	31,794	31,335	28,324
Banking and service fees	38,195	35,723	32,938
Mortgage banking and servicing rights income	13,007	10,000	7,101
Prepayment penalty fee income	2,837	5,069	5,622
Gain on acquisition	—	92,397	—
Total non-interest income	131,066	222,660	120,488
NON-INTEREST EXPENSE:
Salaries and related costs	297,955	250,873	204,271
Data and operational processing	80,433	69,370	60,557
Depreciation and amortization	29,019	27,086	23,387
Advertising and promotional	47,760	42,797	37,150
Professional services	37,572	36,532	29,268
Occupancy and equipment	17,705	16,704	15,647
FDIC and regulatory fees	27,558	20,546	15,534
Broker-dealer clearing charges	17,065	18,260	13,433
General and administrative expense	34,631	33,940	48,368
Total non-interest expense	589,698	516,108	447,615
INCOME BEFORE INCOME TAXES	613,395	635,481	431,744
INCOME TAXES	180,487	185,473	124,579
NET INCOME	$432,908	$450,008	$307,165
Basic earnings per common share	$7.61	$7.82	$5.15
Diluted earnings per common share	$7.43	$7.66	$5.07

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio:

(Dollars in thousands)	June 30, 2025	June 30, 2024
Single Family - Mortgage & Warehouse	$4,395,278	$4,178,832
Multifamily and Commercial Mortgage	2,940,739	3,861,931
Commercial Real Estate	6,937,187	6,088,622
Commercial & Industrial - Non-RE	6,795,497	5,241,766
Auto & Consumer	482,996	431,660
Total gross loans	21,551,697	19,802,811
Allowance for credit losses - loans	(290,049)	(260,542)
Unaccreted premiums (discounts) and loan fees	(212,038)	(310,884)
Total net loans	$21,049,610	$19,231,385

AVAILABLE-FOR-SALE SECURITIES
The amortized cost and fair value of available-for-sale securities were:

	June 30, 2025
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
Agency[1]	$48,229	$327	$(1,799)	$46,757
Non-agency[2]	14,395	1,232	(58)	15,569
Total mortgage-backed securities	62,624	1,559	(1,857)	62,326
Municipal	3,682	—	—	3,682
Total available-for-sale securities	$66,306	$1,559	$(1,857)	$66,008

	June 30, 2024
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
Agency[1]	$29,835	$83	$(2,659)	$27,259
Non-agency[2]	110,658	838	(568)	110,928
Total mortgage-backed securities	140,493	921	(3,227)	138,187
Municipal	3,788	—	(364)	3,424
Total available-for-sale securities	$144,281	$921	$(3,591)	$141,611
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first-lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio:

(Dollars in thousands)	June 30, 2025	June 30, 2024
Non-interest bearing	$3,040,696	$2,975,631
Interest-bearing demand and savings	16,660,290	15,445,490
Time deposits	1,128,557	938,096
Total interest bearing	17,788,847	16,383,586
Total deposits[1]	$20,829,543	$19,359,217
1 The total interest-bearing includes brokered deposits of $1,801.1 million and $1,611.6 million as of June 30, 2025 and June 30, 2024, respectively, which include brokered time deposits of $700.0 million and $400.0 million as of June 30, 2025 and June 30, 2024, respectively.
The number of deposit accounts at the end of each of the last three fiscal years is set forth below:

	At June 30,
	2025	2024
Non-interest bearing	50,967	55,772
Interest-bearing checking and savings accounts	546,678	495,070
Time deposits	2,956	4,696
Total number of deposit accounts	600,601	555,538

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended,
	June 30, 2025			June 30, 2024
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$20,539,298	$410,910	8.00%	$19,177,807	$409,466	8.54%
Non-purchased loans	19,560,321	374,450	7.66%	18,196,696	368,766	8.11%
Purchased loans[5]	978,977	36,460	14.90%	981,111	40,700	16.59%
Interest-earning deposits in other financial institutions	2,149,658	23,652	4.40%	2,656,167	35,122	5.29%
Mortgage-backed and other securities[4]	76,214	642	3.37%	183,297	2,202	4.81%
Securities borrowed and margin lending[6]	344,061	6,699	7.79%	329,573	6,244	7.58%
Stock of the regulatory agencies	29,599	510	6.89%	17,250	394	9.14%
Total interest-earning assets	23,138,830	442,413	7.65%	22,364,094	453,428	8.11%
Non-interest-earning assets	813,673			758,002
Total assets	$23,952,503			$23,122,096
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$16,284,806	$148,589	3.65%	$15,697,646	$176,930	4.51%
Time deposits	845,052	8,342	3.95%	971,756	10,612	4.37%
Securities loaned	108,963	477	1.75%	121,197	379	1.25%
Advances from the FHLB	60,001	310	2.07%	144,947	1,293	3.57%
Borrowings, subordinated notes and debentures	355,690	4,534	5.10%	327,602	4,152	5.07%
Total interest-bearing liabilities	17,654,512	162,252	3.68%	17,263,148	193,366	4.48%
Non-interest-bearing demand deposits	2,960,476			2,870,716
Other non-interest-bearing liabilities	710,207			757,946
Stockholders’ equity	2,627,308			2,230,286
Total liabilities and stockholders’ equity	$23,952,503			$23,122,096
Net interest income		$280,161			$260,062
Interest rate spread[7]			3.97%			3.63%
Net interest margin[8]			4.84%			4.65%
1Average balances are obtained from daily data.
2Annualized.
3Loans include loans held for sale, loan premiums and unearned fees.
4Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
5Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
6Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited Condensed Consolidated Balance Sheets.
7Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
8Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted-average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted-average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2025			2024			2023
(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance1	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$19,853,221	$1,654,784	8.34%	$18,010,709	$1,499,572	8.33%	$15,571,290	$1,048,874	6.74%
Non-purchased loans	18,880,093	1,494,140	7.91%	17,458,451	1,405,202	8.05%	15,571,290	1,048,874	6.74%
Purchased loans[4]	973,128	160,644	16.51%	552,258	94,370	17.09%	—	—	—%
Interest-earning deposits in other financial institutions	2,665,865	128,073	4.80%	2,242,226	120,861	5.39%	1,761,902	73,467	4.17%
Mortgage-backed and other securities	109,405	5,181	4.74%	218,565	11,234	5.14%	259,473	14,669	5.65%
Securities borrowed and margin lending[4]	344,055	25,492	7.41%	329,154	22,407	6.81%	388,386	18,657	4.80%
Stock of the regulatory agencies	26,930	1,935	7.19%	17,250	1,533	8.89%	20,936	1,471	7.03%
Total interest-earning assets	22,999,476	$1,815,465	7.89%	20,817,904	$1,655,607	7.95%	18,001,987	$1,157,138	6.43%
Non-interest-earning assets	775,958			811,032			735,783
Total assets	$23,775,434			$21,628,936			$18,737,770
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$16,181,014	$632,919	3.91%	$14,352,569	$626,678	4.37%	$10,211,737	$305,655	2.99%
Time deposits	859,400	34,834	4.05%	1,062,644	43,892	4.13%	1,225,537	33,826	2.76%
Securities loaned	113,330	1,830	1.61%	153,552	2,214	1.44%	303,932	3,673	1.21%
Advances from the FHLB	74,385	1,652	2.22%	107,454	3,087	2.87%	423,612	12,644	2.98%
Borrowings, subordinated notes and debentures	332,665	16,458	4.95%	358,452	18,307	5.11%	362,733	18,219	5.02%
Total interest-bearing liabilities	17,560,794	$687,693	3.92%	16,034,671	$694,178	4.33%	12,527,551	$374,017	2.99%
Non-interest-bearing demand deposits	2,968,839			2,769,272			3,730,524
Other non-interest-bearing liabilities	743,920			745,472			695,617
Stockholders’ equity	2,501,881			2,079,521			1,784,078
Total liabilities and stockholders’ equity	$23,775,434			$21,628,936			$18,737,770
Net interest income		$1,127,772			$961,429			$783,121
Interest rate spread[6]			3.97%			3.62%			3.44%
Net interest margin[7]			4.90%			4.62%			4.35%
1.Average balances are obtained from daily data.
2.Loans include loans held for sale, loan premiums and unearned fees.
3.Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
4.Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
5.Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the audited consolidated balance sheets.
6.Interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-average rate paid on interest-bearing liabilities.
7.Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.1 Average balances are obtained from daily data.

SEGMENT SELECTED FINANCIAL INFORMATION
Banking Business Segment

	Fiscal Year Ended
	June 30, 2025	June 30, 2024
Efficiency ratio	40.80%	38.42%
Return on average assets	2.02%	2.20%
Interest rate spread	4.03%	3.66%
Net interest margin	4.95%	4.68%

Securities Business Segment

	June 30,
(Dollars in thousands)	2025	2024
FDIC insured program balances at banks	$1,444,830	$1,289,105
Margin balances	$229,387	$219,848
Cash reserves for the benefit of customers	$146,835	$113,676
Securities lending:
Interest-earning assets – stock borrowed	$139,396	$67,212
Interest-bearing liabilities – stock loaned	$139,426	$74,177